World's Leader and Trailblazer in Industrial Ceramic Valves



SHENGKAI INNOVATIONS, INC.
(NYSE Amex: SHE)

Investor Presentation
March 2010



Safe Harbor Statement



This presentation contains forward-looking statements, including financial projections. In some cases, you can identify forward looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential,” and similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such factors include, but are not limited to the company's ability to complete product orders, coordinate product design with its customers, ability to expand and grow its distribution channels, political and economic factors in the People's Republic of China, and other factors detailed in the Company’s filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

The Company makes no expressed or implied representation or warranty as to whether it can attain the projected financial information or the accuracy of any other forward looking statements set forth in this presentation or as to the accuracy or completeness of the assumptions from which the forward looking statements are derived. The Company does not have any obligation to update or revise any forward looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.



Equity Snapshot



Ticker Symbol	**SHE**
Stock Price (Feb.26, 2010)	$9.08
Market Cap	**$208.96MM**
Common Stock Outstanding	23.0 MM
Preferred Stock Outstanding	7.0 MM
Revenue (TTM)	**$45.6 MM**
Net income (TTM)	$16.1 MM
EPS (TTM) (a)	**$0.54**
P/E (TTM) (b)	16.9x
EV/EBITDA (TTM) (b)	**7.76x**
Fiscal Year End	**June 30**

(a) Calculated using total share count of 29,999,868 shares on a fully diluted basis
(b) Calculated using the closing price as of Feb. 26, 2010 and total fully diluted share count of 29,999,868.
Note: Trailing Twelve Months (TTM) -- for the 12 months ended Dec.31, 2009



Company Overview



Corporate History	Headquartered - Tianjin, P.R.C.; 147 employees as of February 2010; went public in June 2008; PIPE for total gross amount of US$20 MM in June and July 2008
High Tech and New Materials	Market Leader in High Tech and New Materials of ceramic. Leading manufacturer of ceramic valves globally, largest in the PRC
Strong Product Portfolio	Over 730 products in 34 series under 9 categories. The only company capable of manufacturing ceramic valves from 32mm up to 1,000mm
Broad Customer Base	Over 400 environment friendly customers in power generation, chemical, petrochemical, and metallurgy industries, preferred supplier to SINOPEC and PetroChina


Revenue ($ MM)
CAGR=30.4%
54.3%
23.1
32.4
39.3
8.1
12.5
FY2007
FY2008
FY2009
Q2 FY2009
Q2 FY2009


Net Income ($ MM)
CAGR=43.6%
64.0%
6.6
10.1
13.6
2.5
4.1
FY2007
FY2008
FY2009
Q2 FY2009
Q2 FY2009



Valve Overview



Valve

- Definition: a device that controls the movement of liquid, gas, or loose material in bulk.
- Can control flow, rate, volume, pressure or direction of liquids, gases, slurries or dry materials through a pipeline, chute or similar passageway
- Indispensable to virtually all manufacturing processes, energy production and supply systems


Gate Valve

Large market primarily driven by replacement
Global market size of valves will reach approximately $77.5 billion in 2011






Valve Materials: Metal vs. Ceramic

Superior Characteristics of Ceramic

Resistant to Abrasion

Resistant to Corrosion

Resistance to High Temperature

Longer Working Life - approximately 10x that of metal valves

Metal valves mainly operate in harsh industrial environments, which require frequent replacements.







Valve Materials: Metal vs. Ceramic



Metal



Metal ball after one month



Standard metal seat ring after two months



Stainless steel wedge gate disc after one week

Ceramic



SK ceramic ball after two years



SK ceramic seat ring after five years



SK wear-resistant ceramic wedge gate disc after five years

Social Benefits of Ceramic Valve

24,000x0.6x10=144,000 tons steel
1.3 x 144,000 = 187,200 tons coal
360,000 kwh electric power


Energy
Conserva-
tion
Annual Capacity:
24,000 Pieces
0.6 ton steel/piece
10 times longer life
Efficiency
Improve-
ment
ment
Protection

187,200 tons coal

82,368 tons of CO_2
3,744 tons of SO_2

- ✓ Reduces maintenance and replacement
- ✓ Prolongs continuous production time
- ✓ Saves labor inputs



Social Benefits of Ceramic Valve



- Ceramic valve is a major scientific and technologic innovation in the field of new material application.

- The application of ceramic valve technology will bring extensive social benefits. It satisfies all the requirements for advancement and development of science & technology both in China and globally.

- The Chinese government is actively promoting the scientific outlook on development as the national development strategy.



Economic Benefits of Ceramic Valve




Demand for industrial valves ($ Billion)
100
50
0
77.5
12.25
PRC 2009
Global 2011

Sources:
- *P.R.C. General Machinery Industry Association, Valve Sector (Sales in the PRC, includes imports)*
- *Freedonia Magazine*

Our Goal in 3 Years


80 %
3 %

100,000 pieces

Production Capacity

Hazardous Environment,
Corrosion, Abrasion
High Pressure, High Temperature



Ceramic Valve Application Historically Limited by Size



- Ceramic valves currently have less than 1% of the overall valve market in China

Why?

- Valve users not familiar with ceramic technology
- Industrial application have been limited as most ceramic valve manufacturers (excluding SK) can only produce ceramic ball valves and adjustable valves with caliber below 150mm (6 inches) and with pressure level below 2.5MPa

Main competitors lack product portfolio width



- Fujikin (USA) – manufacturer of fluid and gas automatic control equipment; produces small ceramic ball valves and mini control valves



- NANBO Structured Ceramic Co. (Shenzhen, China) – covers the complete production chain from zirconia powder to structured products; produces small ceramic ball valves and ceramic parts



- KingWay Science &Technology Co. (Yantai, China) – manufacturer of ceramics, ceramic valves, electric and pneumatic valves; produces small ceramic ball valves



Shengkai's Proprietary Technologies of Structural Ceramics



- Added zirconia to alumina ceramics to enhance toughness and resistance to corrosion.
- Successfully used martensite transformation toughening technology to enhance toughness and to improve deformability.
- Applied nano-technology to improve strength, toughness, etc.
- Enhanced metal processing to enable Shengkai to apply cold-working techniques to its ceramic products.
- Developed a solid solution and agent that lowers firing temperature and enhances the homogeneous dispersion of ceramic pulp.
- Invented a special joining material which solved the problems arising from different expansion coefficients between metal and ceramic parts, hence our valves produced are ensured leak-proof.

With above proprietary technologies, we are confident that ShengKai is able to produce most types of industrial valves and gradually substitute metal valves currently prevalent in market.



Strong R&D Capability



Two Excellent R&D Teams:

❖ Ceramic Material Team

- Significantly improve ceramic valves' performance
- Widen the application of ceramic materials

❖ Valve Team

- Research and develop new structures and new types of valves
- Continue to offer customized solutions to new customers' problems



Shengkai is a Trailblazer in the Ceramic Valve Industry



Breakthrough Technology, Market Leading Products and Services

- Has sustainable competitive advantage in technology, able to manufacture ceramic valves with calibers in excess of 150mm, up to 1000mm
- Offers tailor-made solutions to customers' problems with existing valves



SK's Ceramic Valves and Parts

- Able to produce almost all types of general valve for industrial use worldwide
- Offers more than 730 types of valves in 34 series under 9 categories
- Launches 30-50 new models every year
- Valve sizes ranging from 32mm to 1000mm
- Resistant to pressure up to 42MPa
- Owns national patents for 21 products
- Has 8 new national patents pending approval
- Superior cost effectiveness compared to metal valves

Breakdown of Sales per Product Type


8%
26%
11%
55%
Ball valves
Adjustable valve
Gate valve
Others

Others include cutoff valves, back valves, discharging valves, dry ash valves, spinning valves, check valves, and ceramic parts.

Data for the first two quarters of FY2010 ended Dec. 31, 2009

Customer Segmentation

FY 2008



12.4%
7.3%
80.3%

FY 2009



4.7%
20.1%
75.2%

Petrochemical | Power Generation | Aluminum / Steel / Metallurgy and Other

- **Proven track record of penetrating Power Generation industry**
- **Successfully expanded into other industries:**
  - **Petrochemical**
  - **Aluminum / Steel / Metallurgy**
  - **Paper**

- **Focus on Petrochemical industry in FY 2009**
  - **Segment sales accounting for 20.1% of total revenue for FY 2009 compared to 7.3% for FY 2008**
- **Continuous efforts to penetrate power generation and other industries**



Sales & Distribution



Nationwide Distribution Network

- 11 Regional Sales Centers
- 30 Sales Agent Offices

Gearing Up for Exports

- Export expected to account for approx. 10% of total sales for FY 2010
- Approved exporter to Europe, North America, Russia, UAE, Turkey, Pakistan and the Asia-Pacific Region; 5 offices to be set up in above areas.
- Comparable small valves priced 10% lower than international competitors'

Customer Base

- Totally 400+ customers
- Multiple products supplied to customers in power generation industry such as China Guodian Group and Datang Power Group
- The only approved ceramic valve supplier for SINOPEC
- Preferred supplier for PetroChina
- 30% revenue for FY 2010 projected from SINOPEC and PetroChina

中国国电集团公司 CHINA GUODIAN CORPORATION

DTP 大唐国际

中国石油天然气股份有限公司 PetroChina Company Limited

Current Production and Capacity Expansion

Current Facility

- Output 10,000 pieces of valves for FY 2009, exceeding annual production capacity of 7,500 pieces



New Facility

- Triple capacity to reach 24,000 pieces of valves p.a.
- Estimated total investment of $30 MM
- Expected completion at end of June 2010.





Growth Strategy



Goals	Expand Manufacturing Capacity	Reinforce Competitive-ness against Metal Valves	Focus on Petrochemical Industry (to reach 30% of total sales)	Extend Geographic Coverage Internationally
Activities	Construct new manufacturing facility using proceeds from PIPE in 2008	Enhance product quality and production efficiency Lower production costs through increased automation	Increase promotion activities, educate the petrochemical industry on ceramic valves Specifically target SINOPEC and PetroChina	Develop relationships with distributors and customers Accelerate market expansion in the following years after completion of the new facility



Management Team



Mr. Chen Wang, CEO & CTO – Mr. Wang, the founder of Shengkai, has been serving as Chief Executive Officer and Chief Technology Officer since the Company's inception. Prior to founding Shengkai, he worked at Tianjin Dagang Power Plant (September 1987 – July 1992). Mr. Wang has an MBA from Renmin University of China.

Mr. David Ming He, CFA, CPA, CFO – Mr. He joined Shengkai as CFO in March 2010. Before which, Mr. He served as CFO of Equicap Inc. (EQPI.OB) (Jan. 2007 – Feb. 2010) and Senior Manager at SORL Auto Parts, Inc. (Nasdaq: SORL) (Oct. 2004 – Jan. 2007). He currently also serves as director and chair of audit committee of China Gengsheng Minerals, Inc. (NYSE Amex: CHGS). Mr. He holds graduate degrees of Accountancy and MBA from Univ. of Illinois at Urbana-Champaign.

Ms. Li He, COO – Ms. He joined Shengkai in March 2006. She was appointed COO in January 2007. She is experienced in human resources management and business administration. Prior to joining Shengkai, she served as human resources manager of Wah Sang Gas (China) Investment Co., Ltd. (December 2001 – March 2006). Ms. He has a bachelor's degree in economic management.

Mr. Xiaoqian Liu, CMO – Mr. Liu Xiaoqian joined Shengkai in July 2002 as a member of the sales staff and was appointed CMO in January 2007. He graduated in 2002 with a bachelor's degree in chemical machinery.



Rapid Growth and High Profitability





Revenue ($ MM)
CAGR=30.4%
54.3%
23.1
32.4
39.3
8.1
12.5
FY2007
FY2008
FY2009
Q2 FY2009
Q2 FY2010



Gross Profit ($ MM)
CAGR=31.4%
57.4%
13.9
19.1
24
4.7
7.4
FY2007
FY2008
FY2009
Q2 FY2009
Q2 FY2010



Net Income ($ MM)
CAGR=43.6%
64.0%
6.6
10.1
13.6
2.5
4.1
FY2007
FY2008
FY2009
Q2 FY2009
Q2 FY2010



Net Income Margin
28.4%
31.2%
34.6%
31.1%
33.1%
FY2007
FY2008
FY2009
Q2 FY2009
Q2 FY2010



Summary Income Statements



(US$ Millions)	Q2 FY2010	Q2 FY2009	FY 2009	FY 2008
Total Net Sales	12.5	8.1	39.3	32.4
Revenue Growth	*54.3%*	*n/a*	*21.3%*	*40.3%*
Cost of Sales	(5.1)	(3.4)	(15.3)	(13.2)
Gross Profit	7.4	4.7	24.0	19.1
Gross Margin	*59.2%*	*58.0%*	*61.1%*	*59.3%*
Selling Expenses	(1.1)	(0.9)	(3.7)	(3.0)
General and Administrative Expenses	(0.8)	(0.5)	(2.5)	(1.9)
Income from Operations	5.5	3.3	17.9	14.3
Operating Margin	*44.0%*	*40.7%*	*45.5%*	*44.1%*
Income Before Taxes	5.5	3.4	18.1	14.2
Income Tax	(1.4)	(0.9)	(4.5)	(4.1)
Effective Tax Rate	*25.0%*	*25.0%*	*29.1%*	*33.3%*
Net Income	4.1	2.5	13.6	10.1
Net Margin	*32.8%*	*30.9%*	*34.6%*	*31.2%*
EBITDA	5.8	3.6	18.9	15.1
EBITDA Margin	*46.4%*	*44.4%*	*48.1%*	*46.7%*



Summary Balance Sheets



(US$ Millions)	Dec. 31, 2009	June 30, 2009
Cash and Cash Equivalents	37.2	39.0
Trade Receivables	6.6	4.1
Inventories	0.9	0.9
Other Current Assets	5.8	1.7
Total Current Assets	**50.5**	**45.7**
Property, Plant and Equipment, Net	12.4	5.2
Intangible Assets, Net	8.9	9.3
Total Assets	**71.8**	**60.2**
Accounts/Notes Payable	4.3	2.1
Advances from Customers	1.3	0.2
Other Current Liabilities	2.5	2.4
Total Liabilities	**8.1**	**4.7**
Stockholders' Equity	**63.7**	**55.5**

Operating Efficiency Ratios	Dec. 31, 2009	June 30, 2009
ROA (TTM)	22.4%	22.6%
ROE (TTM)	25.3%	24.5%
DSO (TTM)	48.0	42.6
Inventory Turnover (TTM)	16.3	17.0



Capital Structure



FY 2009 Data

		Per Share
Net Income	$13 MM	$0.33
Cash from Operations	$11 MM	$0.28

Capital Structure up to date till Feb 28, 2010

	Exercise Price	Amount
Common Stock Outstanding		23,013,000
Preferred Stock Outstanding		6,986,868
Warrants (June 2008 Financing)*		
	$3.52	7,098,632
		213,068
Warrants (July 2008 Financing)**		
	$3.52	2,366,211
		71,023
Total***		39,748,802

**Exercisable for a period of five years, until June 10, 2013*

***Exercisable for a period of five years, until July 18 2013*

****Assuming all preferred stock converted and all warrants exercised*

Per share data on a fully diluted basis



Investment Highlights



- Large and Growing Market for Industrial Valves
- Growth Driven by Industry and Geographic Expansion
- Superior Technology and Product Portfolio
- Proven Track Records of Solid Growth and High Profitability
- Increasing Capacity to Meet Growing Demands
- Ceramic Valves Poised to Capture Market Share from Metal Valves



Contact Information



Company Contact:

Mr. David Ming He, CFA, CPA

Shengkai Innovations, Inc.

No. 27 Wanggang Rd. Jinnan
(Shuanggang) Development Area
Tianjin, China

Email: ming.he@shengkai.com

Legal Counsel:

Sichenzia Ross Friedman Ference LLP

Auditor:

Albert Wong & Co



Appendix: Case Studies



Case 1: HUNTLEY Power Plant

The Huntley Power Plant in the Town of Tonawanda, USA

The Challenge:

- In Huntley Power Plant, fly ash conveying system previously used metal valves
- The metal valves can only survive max. for 3 months, some even shorter than 2 weeks

The Solution:

- SK ceramic valve has been serving in Huntley for more than one and a half years. SK ceramic-lined ball valve and ceramic-lined knife gate valve apparently outlast its counterpart metal valve, successfully solve the highly wearing situation in fly ash conveying system in Huntley Power Plant, which set a good example of the promising application of SK ceramic valve in severe working condition, like fly ash.

Case 2: China National Offshore Oil Corporation

The Challenge:

- At Oil drilling platform in the Bohai Sea, they used the throttle valve from different countries over the years. As Oil-sediment large, high sulfur content, there was a very serious corrosion and abrasion situation.
- In the past, metal valves could only survive at most for 1-2 months.

The Solution:

- SK's JJ Ceramic throttle valves were installed since June 2006. Until now, they have been working very well, and the customer highly appreciates it.



Appendix: Case Studies



Case 3: Russia Chemical Plant

The Challenge:

- Environment for the inquired valve is quite hostile. hostile environment, natrium cyanide content is 0,5-1g/L, pH=11-11,5; saline solution contain calcium sulfate, calcium carbonate, different metal, suspended matter up to 50 micrometers
- Working life of metal valves is very short.

The Solution:

- SHENGKAI provided the ceramic full-lined ball valve to overcome such hostile working condition with high abrasion and high corrosion.
- SHENGKAI's ceramic valves have withstood this hostile environment and outlast the previously used metal valves.

Case 4: Zhonghua Electric Power Co., Ltd

The Challenge:

- Zhonghua Electric Power Co., Ltd. previously used imported metal valves from India
- Working life only 3 to 4 months

The Solution:

- First installed two ceramic valves in Aug.2009
- Until now, the effect of ceramic valves has been very well
- Zhonghua Electric Power Co., Ltd will order 196 ceramic valves to replace all metal valves



Thank You